                                                                   EXHIBIT 10.38


                                SAND HILL CAPITAL

                         Innovative Financing Solutions


                                 LOAN AGREEMENT


                           Dated as of August 14, 1998

                                 by and between

                             SAND HILL CAPITAL, LLC
                                    as lender

                                       and

                              UOL PUBLISHING, INC.
                             a Delaware corporation
                                   as borrower

                          TOTAL CREDIT AMOUNT: $500,000


Maturity:  February 15, 1999
Formula:   None
Loan Fee:    $10,000
Interest:  12%
Warrants:
         Number of shares:  35,000
         Class of stock: Series D Preferred
         Initial exercise price:  See Warrant



      The terms and information set forth on this cover page are a part of the attached Loan Agreement, dated as of the date first written above (this "Agreement"), entered into by and among Sand Hill Capital, LLC ("Sand Hill") and UOL Publishing, Inc. ("Borrower") set forth above. The terms and conditions of the Agreement agreed to between Sand Hill and Borrower are as follows:

      1. Advances. Borrower may request one or more advances (each, an "Advance" and collectively, the "Advances") from time to time upon one Business Day's notice in an aggregate outstanding amount not to exceed $500,000, provided Borrower may not request any Advance until (i) all of the conditions set forth in Article 3 of the Loan and Security Agreement of even date between Imperial Bank and Borrower (the "Bank Loan Agreement") have been satisfied to Sand Hill's satisfaction or waived by Sand Hill, (ii) Sand Hill shall have received guaranties and security agreements from each of Borrower's subsidiaries in a form acceptable to Sand Hill, (iii) all filings have been completed that are necessary or appropriate to perfect the security interest of Sand Hill in the personal property of Borrower and its Subsidiaries, and (iv) all other matters relating to the requested Advance have been completed to Sand Hill's reasonable satisfacton.

      Borrower shall pay interest on the outstanding Advances at a fixed rate, as specifed on the cover page hereof. Interest shall be payable in arrears within five (5) days after the first day of each month. On the Maturity Date specified on the cover page, the entire outstanding principal balance of the Advances and all accrued and unpaid interest thereon shall be immediately due and payable.

      All payments on this Agreement shall be applied first to fees and expenses, then to interest and then to principal. If any payment is not made within ten (10) days of the due date, Borrower shall pay a late payment fee equal to the lesser of 5% of the amount of such late payment or the maximum amount permitted by law. Any principal or interest payments on this Agreement outstanding after the occurrence and during the continuance of a default under this Agreement shall bear interest at a rate equal to 5% above the rate otherwise applicable under this Agreement. In addition to the foregoing amounts, on February 15, 1999, Borrower shall pay Sand Hill an Extension Fee of $5,000 if any amount is outstanding under this Agreement on such date, and on March 15, 1999, Borrower shall pay Sand Hill an additional Extension Fee of $10,000 if any amount is outstanding under this Agreement on such date. The provision in this paragraph for late fees, default interest and extension fees shall not be construed as Sand Hill's consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Sand Hill's acceptance of any such payments shall not restrict Sand Hill's exercise of any remedies arising out of any such failure.

      2. Secured Agreement. To secure repayment of all obligations evidenced by this Agreement and performance of all of Borrower's obligations hereunder (including interest accruing after an Insolvency Event), Borrower grants Sand Hill a security interest in the property described in Exhibit A attached hereto (the "Collateral"). Borrower shall take such actions as Sand Hill requests from time to time to perfect or continue the security interest granted hereunder. Borrower shall not dispose of or encumber or permit to be encumbered or attached any part of the Collateral without Sand Hill's prior written consent, except for the security interest granted to Imperial Bank ("Bank") under that certain Loan and Security Agreement between Borrower and Bank of even date herewith (the "Bank Loan Agreement") and dispositions of inventory made in the ordinary course of Borrower's business.

      3. Representations and Warranties. Borrower represents to Sand Hill as follows: (a) Borrower is not in default under any agreement under which Borrower owes any money, or any agreement, the violation or termination of which could have a material adverse effect on Borrower; (b) Borrower has taken all action necessary to authorize the execution, delivery and performance of this Agreement; (c) except for purchase money security interests on particular items of equipment, and the security interest granted under the Bank Loan Agreement, there are no liens, security interests or other encumbrances on the Collateral;
(d) the execution and performance of this Agreement do not conflict with, or constitute a default under, any agreement to which Borrower is party or by which Borrower is bound; (e) the information provided to Sand Hill on or prior to the date of this Agreement is true and correct in all material respects; (f) all financial statements and other information provided to Sand Hill fairly present Borrower's financial condition, and there has not been a material adverse change in the financial condition of Borrower since the date of the most recent of the financial statements submitted to Sand Hill; (g) the execution and performance of this Agreement do not conflict with, or constitute a default under, any agreement to which Borrower is party or by which Borrower is bound; (h) Borrower is in compliance with all laws and orders applicable to it; (i) Borrower is not party to any litigation and is not the subject of any government investigation, and Borrower has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation; (j) the representations and warranties made in the Bank Loan

Agreement are true and correct in all material respects; and (k) no representation or other statement made by Borrower to Sand Hill contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Sand Hill not misleading.

      4.    Covenants.

            (a) Borrower will provide Sand Hill (i) within 30 days after the last day of each month, monthly company-prepared financial statements in form and substance satisfactory to Sand Hill, prepared in accordance with GAAP, and
(ii) promptly upon Sand Hill's request, such other information relating to Borrower's operations and condition as Sand Hill may reasonably request from time to time. Sand Hill shall have a right to review and copy Borrower's books and records from time to time upon reasonable notice to Borrower. Borrower shall pay Sand Hill for the costs it may incur from time to time in auditing the Collateral.

            (b) Borrower will maintain insurance on the Collateral that includes a lender's loss payable endorsement in favor of Sand Hill as an additional loss payee. Borrower will maintain insurance in a form acceptable to Sand Hill relating to the Collateral and Borrower's business in amounts and of a type that are customary to businesses similar to Borrower's. Borrower shall designate Sand Hill a beneficiary, along with Imperial Bank, under the key person life insurance policy on Narasimhan P. Kannan.

            (c) Borrower will maintain its corporate existence and good standing and will maintain in force all licenses and agreements, the loss of which could have a material adverse effect on Borrower's business. Borrower will pay all taxes on or before the date such taxes are due, and will comply with all laws and orders applicable to it.

            (d) Without Sand Hill's prior written consent, which will not be unreasonably withheld, Borrower will not (i) make any investments in, or loans or advances to, any person other than in the ordinary course of business as currently conducted, (ii) acquire any asseets other than in the ordinary course of business as currently conducted, (iii) make any distributions or pay any dividends to any person on account of Borrower's shares, (iv) borrow any money except under the Bank Loan Agreement and under equipment lease agreements, or
(v) dispose of or encumber any portion of its assets, except for dispositions of inventory in the ordinary course of Borrower's business.

            (e) Borrower will register on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Sand Hill by Borrower. Borrower will register such additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party. Borrower will execute such documents and take such other actions as Sand Hill may reasonably request to perfect the security interest granted in such rights.

            (f) If Borrower merges or consolidates with any person or entity such that Borrower is not the surviving entity, Sand Hill shall have the right to terminate this Agreement and require Borrower to pay all unpaid principal, interest and other amounts owing hereunder on the effective date of such merger or consolidation.

            (g) Borrower will comply with all of the covenants, terms and condtions set forth in the Bank Loan Agreement.

      5. Fees and Expenses. On the date of this Agreement, Borrower shall pay Sand Hill the Loan Fee specified on the cover page, plus all legal and underwriting expenses that Sand Hill incurs in connection with this Agreement. Borrower shall also deliver a warrant to purchase stock to Sand Hill in a form acceptable to Sand Hill. Borrower shall pay all costs that Sand Hill incurs in enforcing this Agreement or exercising any rights with respect to the Collateral (including all costs incurred after the occurrence of an Insolvency Event), including without limitation reasonable attorneys fees and expenses.



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
      6. Events of Default; Remedies. Any one or more of the following shall constitute an Event of Default under this Agreement:

            (a) Borrower's failure (i) to pay all or any part of the principal or interest hereunder on the date due and payable, or (ii) to comply with any agreement or covenant set forth in this Agreement, or (iii) to comply with the terms of any material contract to which Borrower is a party and any agreement pursuant to which Borrower has incurred indebtedness, or (iv) to comply with any law to which Borrower is subject; or

            (b) Borrower becomes insolvent, or becomes the subject of any case or proceeding under the United States Bankruptcy Code or any other law relating to the reorganization or restructuring of debt (an "Insolvency Event"); or

            (c) any representation made to Sand Hill in this Agreement, the Warrant issued of even date herewith, or any information given to Sand Hill by or on behalf of Borrower shall be incorrect in any material respect; or

            (d) the occurrence of a material adverse change in the financial or other condition of Borrower; or

            (e) an Event of Default occurs under the Bank Loan Agreement.

      Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Sand Hill, be immediately collectible by or on behalf of Sand Hill, and Sand Hill may exercise all of the rights of a secured party under the California Uniform Commercial Code. In each case, Sand Hill shall have a right to dispose of the Collateral in any commercially reasonable manner, and shall have a royalty-free license to use any name, trademark, advertising matter or any property of a similar nature to complete production of, advertisement for, and disposition of any Collateral and Sand Hill shall have a license to enter into, occupy and use Borrower's premises and the Collateral without charge to exercise any of Sand Hill's rights or remedies under this Agreement. Borrower irrevocably appoints Sand Hill (and any of Sand Hill's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts receivable with account debtors; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; and sell, lease or otherwise dispose of all or any part of the Collateral. The appointment of Sand Hill as Borrower's attorney in fact, and each of Sand Hill's rights and powers, being coupled with an interest, is irrevocable until all amount owing to Sand Hill have been repaid in full.

      7. Waivers; Indemnity. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Agreement, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses incurred before, after or in connection with of an Insolvency Event. Borrower shall indemnify and hold Sand Hill harmless from any claim, obligation or liability (including without limitation reasonable attorneys fees and expenses) arising out of this Agreement or the transactions contemplated hereby, including any claim, obligation or liability arising before, after or in connection with an Insolvency Event..

      8. Miscellaneous. Sand Hill may assign all or any part of its interest in this Agreement and the Advances to any person or entity, or grant a participation of any interest in this Agreement, without notice to, or the consent of, Borrower. This Agreement can be amended only by an instrument signed by Sand Hill and Borrower. All prior agreements are superseded by this Agreement. Borrower may not assign any obligation hereunder without Sand Hill's consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. This Agreement shall be governed by the internal laws of the State of California, without regard to conflicts of laws rules. Borrower and Sand Hill consent to the exclusive jurisdiction of the United States District Court of the Northern District of California and the state courts for San Mateo County, California.




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
      9. JURY WAIVER. SAND HILL AND BORROWER EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

                                          UOL PUBLISHING, INC.


                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

                                          SAND HILL CAPITAL, LLC


                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

                                    EXHIBIT A


      The Collateral shall consist of all right, title and interest of Borrower in and to the following:

            (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

            (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

            (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

            (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

            (e) All documents, cash, deposit accounts, securities, financial assets, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's books relating to the foregoing;

            (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

            (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.





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





                         CORPORATE RESOLUTIONS TO BORROW


================================================================================

Borrower: UOL Publishing, Inc.

================================================================================

      I, the undersigned Secretary or Assistant Secretary of UOL Publishing, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

      I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

      I FURTHER CERTIFY that by unanimous written consent of the Directors of the Corporation, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

          NAMES                    POSITIONS              ACTUAL SIGNATURES

-------------------------     ---------------------    -------------------------

-------------------------     ---------------------    -------------------------

-------------------------     ---------------------    -------------------------

-------------------------     ---------------------    -------------------------

-------------------------     ---------------------    -------------------------

-------------------------     ---------------------    -------------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      BORROW MONEY. To borrow from time to time from Sand Hill Capital, LLC ("Sand Hill"), on such terms as may be agreed upon between the officers, employees, or agents and Sand Hill, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan Agreement dated as of August 14, 1998 (the "Agreement").

      EXECUTE AGREEMENT AND WARRANT. To execute and deliver the Agreement and a Warrant to Purchase Stock to Sand Hill, and also one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

      GRANT SECURITY. To grant a security interest to Sand Hill in the Collateral described in the Agreement, which security interest shall secure all of the Corporation's obligations, as described in the Agreement.

      FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.


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
      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on ____________, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                          CERTIFIED TO AND ATTESTED BY:


                                          X
                                            -----------------------------------

                               SECURITY AGREEMENT


      This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Sand Hill Capital, LLC ("Sand Hill").

                                    RECITALS

      WHEREAS, Sand Hill proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan Agreement ('the "Loan Agreement") of even date herewith.

      WHEREAS, Debtor has requested Sand Hill to enter into the Loan Agreement, and expects to derive economic benefit from Sand Hill's doing so and dealing with Borrower in accordance with the Loan Agreement.

      WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets, subject in all cases to the terms of the Subordination Agreement between Sand Hill and Imperial Bank.

      NOW, THEREFORE, Debtor and Sand Hill agree as follows:

      1. Grant of Security Interest. Debtor hereby grants to Sand Hill a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

      2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

      3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

      4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

            (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, Loan Agreement, or other instrument or writing binding upon Debtor or to which Debtor is subject.

            (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on the attached schedule, including the security interest of Imperial Bank (the "Prior Security Interests").

            (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

      5.    Debtor's Covenants. Debtor agrees and covenants as follows:

            (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by Sand Hills or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall



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
have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to Sand Hill or execute any financing statements covering any of the Collateral in favor of any person other than Sand Hill.

            (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

            (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If Sand Hill shall take possession of the Collateral, Sand Hill may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

            (d) Indemnification. Debtor shall indemnify Sand Hill against all losses, claims, demands and liabilities of any kind caused by the Collateral.

            (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as Sand Hill reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

            (f) Collection of Accounts. Until Sand Hill shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Sand Hill to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

            (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by Sand Hill, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as Sand Hill may reasonably request.

            (h) Assignments. If and when requested by Sand Hill, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to Sand Hill written assignment of all Accounts, instruments, documents and other evidence thereof.

            (i) Inspection of Debtor's Books. Debtor shall permit Sand Hill or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

            (j)   Fees and Costs. Upon any Event of Default (as defined in
Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Sand Hill in the preservation, realization, enforcement or exercise of any Sand Hill's rights under this Security Agreement.

            (k) Out-of-Pocket Expenses of Sand Hill. Debtor will reimburse Sand Hill for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

      6. Events of Default. The occurrence of any Event of Default under the Loan Agreement, the failure of Guarantor to perform any obligation under the Guaranty or this Security Agreement, shall constitute an "Event of Default" under this Security Agreement.


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
      7. Remedies on Default. Upon the occurrence of an Event of Default, Sand Hill shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

            (a) Payment Under the Guaranty. Sand Hill may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to Sand Hill.

            (b) Possession of Collateral. Sand Hill may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Sand Hill).

            (c) Use, Operation and Sale of Collateral by Sand Hill. Sand Hill may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

      8. Payments after an Event of Default. All payments received and amounts realized by Sand Hill pursuant to Section 7, including all such payments and amounts received after Sand Hill has declared the entire unpaid principal and interest amount under the Guaranty to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by Sand Hill as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by Sand Hill in the following order of priority:

            (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by Sand Hill, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

            (b) second, to the payment to Sand Hill of the amount then owing on the Loan Agreement and in case the payments received and amounts realized by Sand Hill shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Loan Agreement and second to the payment of unpaid principal thereof; and

            (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

      9. Power of Attorney. Debtor hereby appoints Sand Hill, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by Sand Hill necessary or desirable in order to perfect the security interest of Sand Hill hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

      10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Sand Hill hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

      11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of Sand Hill and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

      12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which Sand Hill is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

      13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit
with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

      14. Governing Law; Consent to Jurisdiction;JURY WAIVER. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles. DEBTOR AND SAND HILL EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

      15. Enforcement; Counterparts. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument.

      16.   JUDICIAL REFERENCE.

      (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

            (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

            (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

            (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


COOPERS & ASSOCIATES, INC.               SAND HILL CAPITAL, LLC


By:                                     By:
   ----------------------------            -----------------------------

Name:                                   Name:
     --------------------------              ---------------------------

Title:                                  Title:
      -------------------------               --------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

      All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

      (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

      (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Sand Hill (herein referred to as "Sand Hill" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

      (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

      (d)   all guarantees and other security therefor;

      (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

      (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

      (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                            UNCONDITIONAL GUARANTY
                             (Ivy Software, Inc.)


      For and in consideration of the loan by SAND HILL CAPITAL, LLC ("Sand Hill") to UOL PUBLISHING, INC., ("Borrower"), which loan is made pursuant to a Loan Agreement of even date herewith between Borrower and Sand Hill (the "Agreement"), the undersigned guarantor ("Guarantor") hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrower owes to Sand Hill and performance by Borrower of the Agreement and any other agreements between Borrower and Sand Hill, as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms.

      1. If Borrower does not perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower's obligations under the Agreements.

      2. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Guarantor authorizes Sand Hill, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Sand Hill in its sole discretion may determine.

      4. Guarantor waives any right to require Sand Hill to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Sand Hill's power whatsoever. Sand Hill may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Sand Hill, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives any setoff, defense or counterclaim that Borrower may have against Sand Hill. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Sand Hill have been paid in full, Guarantor shall have no right of subrogation or reimbursement for claims arising out of or in connection with this Guaranty, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Sand Hill now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Sand Hill. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Sand Hill that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Sand Hill shall have no duty to advise Guarantor of information known to Sand Hill regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Sand Hill elects to proceed against any real property security of Borrower by non-judicial foreclosure.

That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Sand Hill's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Sand Hill upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Sand Hill; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Sand Hill and be paid over to Sand Hill on account of the indebtedness of Borrower to Sand Hill but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      8. Guarantor agrees to pay a reasonable attorneys' fee and all reasonable and out-of-pocket costs and expenses which may be incurred by Sand Hill in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Sand Hill may assign this Guaranty without in any way affecting Guarantor's liability under it. This Guaranty shall inure to the benefit of Sand Hill and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Sand Hill.

      9. Guarantor represents and warrants to Sand Hill that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Articles of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      10. Guarantor covenants and agrees that Guarantor shall do all of the following:

            10.1 Guarantor shall maintain its corporate existence, remain in good standing in California, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            10.2 Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

            10.3 At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Sand Hill to effect the purposes of this Agreement.

      11.   JUDICIAL REFERENCE.

            (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

            (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

            (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

            (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.


      12. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of this 14th day of August, 1998.

                                       Ivy Sofware, Inc.


                                       By:
                                          ------------------------------------

                                       Title:
                                             ---------------------------------

                      CORPORATE RESOLUTION TO GUARANTEE

================================================================================

GUARANTOR:     IVY SOFTWARE, INC.

================================================================================


      I, the undersigned Secretary or Assistant Secretary of Ivy Software, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of its incorporation.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                     ACTUAL SIGNATURES

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Sand Hill Capital, LLC ("Sand Hill"), by UOL Publishing, Inc. ("Borrower") pursuant to that certain Loan Agreement between Sand Hill and Borrower dated as of August 14, 1998, as amended from time to time (the "Loan Agreement").

      EXECUTE GUARANTY. To execute and deliver to Sand Hill the guaranty of the Corporation (the "Guaranty"), on Sand Hill's forms, and also to execute and deliver to Sand Hill one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

      GRANT SECURITY. To grant a security interest to Sand Hill in the Collateral, described in the Security Agreement, which security interest shall secure all of the Corporation's obligations under the Guaranty.

      FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Sand Hill may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Sand Hill. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on August __, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED TO AND ATTESTED BY:



                                        X
                                        -------------------------------

================================================================================

                            UNCONDITIONAL GUARANTY
                         (Coopers & Associates, Inc.)


      For and in consideration of the loan by SAND HILL CAPITAL, LLC ("Sand Hill") to UOL PUBLISHING, INC., ("Borrower"), which loan is made pursuant to a Loan Agreement of even date herewith between Borrower and Sand Hill (the "Agreement"), the undersigned guarantor ("Guarantor") hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrower owes to Sand Hill and performance by Borrower of the Agreement and any other agreements between Borrower and Sand Hill, as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms.

      1. If Borrower does not perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower's obligations under the Agreements.

      2. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Guarantor authorizes Sand Hill, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Sand Hill in its sole discretion may determine.

      4. Guarantor waives any right to require Sand Hill to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Sand Hill's power whatsoever. Sand Hill may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Sand Hill, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives any setoff, defense or counterclaim that Borrower may have against Sand Hill. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Sand Hill have been paid in full, Guarantor shall have no right of subrogation or reimbursement for claims arising out of or in connection with this Guaranty, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Sand Hill now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Sand Hill. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Sand Hill that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Sand Hill shall have no duty to advise Guarantor of information known to Sand Hill regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Sand Hill elects to proceed against any real property security of Borrower by non-judicial foreclosure.

That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Sand Hill's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Sand Hill upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Sand Hill; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Sand Hill and be paid over to Sand Hill on account of the indebtedness of Borrower to Sand Hill but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      8. Guarantor agrees to pay a reasonable attorneys' fee and all reasonable and out-of-pocket costs and expenses which may be incurred by Sand Hill in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Sand Hill may assign this Guaranty without in any way affecting Guarantor's liability under it. This Guaranty shall inure to the benefit of Sand Hill and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Sand Hill.

      9. Guarantor represents and warrants to Sand Hill that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Articles of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      10. Guarantor covenants and agrees that Guarantor shall do all of the following:

            10.1 Guarantor shall maintain its corporate existence, remain in good standing in California, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            10.2 Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

            10.3 At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Sand Hill to effect the purposes of this Agreement.

      11.   JUDICIAL REFERENCE.

            (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

            (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

            (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

            (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.


      12. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of this 14th day of August, 1998.

                                       Coopers & Associates, Inc.


                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                        CORPORATE RESOLUTION TO GUARANTEE


================================================================================

GUARANTOR:     COOPERS & ASSOCIATES, INC.

================================================================================



      I, the undersigned Secretary or Assistant Secretary of Coopers & Associates, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of its incorporation.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                     ACTUAL SIGNATURES
      -----                   ---------                     -----------------


----------------------        -------------------           --------------------

----------------------        -------------------           --------------------

----------------------        -------------------           --------------------

----------------------        -------------------           --------------------

----------------------        -------------------           --------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Sand Hill Capital, LLC ("Sand Hill"), by UOL Publishing, Inc. ("Borrower") pursuant to that certain Loan Agreement between Sand Hill and Borrower dated as of August 14, 1998, as amended from time to time (the "Loan Agreement").

      EXECUTE GUARANTY. To execute and deliver to Sand Hill the guaranty of the Corporation (the "Guaranty"), on Sand Hill's forms, and also to execute and deliver to Sand Hill one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

      GRANT SECURITY. To grant a security interest to Sand Hill in the Collateral, described in the Security Agreement, which security interest shall secure all of the Corporation's obligations under the Guaranty.

      FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Sand Hill may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Sand Hill. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on August __, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED TO AND ATTESTED BY:



                                        X
                                        -----------------------------

================================================================================

                            UNCONDITIONAL GUARANTY
                                  (Corporate)


      For and in consideration of the loan by SAND HILL CAPITAL, LLC ("Sand Hill") to UOL PUBLISHING, INC., ("Borrower"), which loan is made pursuant to a Loan Agreement of even date herewith between Borrower and Sand Hill (the "Agreement"), the undersigned guarantor ("Guarantor") hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrower owes to Sand Hill and performance by Borrower of the Agreement and any other agreements between Borrower and Sand Hill, as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms.

      1. If Borrower does not perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower's obligations under the Agreements.

      2. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Guarantor authorizes Sand Hill, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Sand Hill in its sole discretion may determine.

      4. Guarantor waives any right to require Sand Hill to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Sand Hill's power whatsoever. Sand Hill may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Sand Hill, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives any setoff, defense or counterclaim that Borrower may have against Sand Hill. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Sand Hill have been paid in full, Guarantor shall have no right of subrogation or reimbursement for claims arising out of or in connection with this Guaranty, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Sand Hill now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Sand Hill. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Sand Hill that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Sand Hill shall have no duty to advise Guarantor of information known to Sand Hill regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Sand Hill elects to proceed against any real property security of Borrower by non-judicial foreclosure.

That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Sand Hill's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Sand Hill upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Sand Hill; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Sand Hill and be paid over to Sand Hill on account of the indebtedness of Borrower to Sand Hill but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      8. Guarantor agrees to pay a reasonable attorneys' fee and all reasonable and out-of-pocket costs and expenses which may be incurred by Sand Hill in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Sand Hill may assign this Guaranty without in any way affecting Guarantor's liability under it. This Guaranty shall inure to the benefit of Sand Hill and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Sand Hill.

      9. Guarantor represents and warrants to Sand Hill that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Articles of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      10. Guarantor covenants and agrees that Guarantor shall do all of the following:

            10.1 Guarantor shall maintain its corporate existence, remain in good standing in California, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            10.2 Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

            10.3 At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Sand Hill to effect the purposes of this Agreement.

      11.   JUDICIAL REFERENCE.

            (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

            (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

            (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

            (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.


      12. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of this 14th day of August, 1998.

                                    HTR, Inc.


                                    By:
                                       ------------------------------------

                                    Title:
                                          ----------------------------------

                        CORPORATE RESOLUTION TO GUARANTEE


================================================================================

GUARANTOR:     HTR, INC.

================================================================================


      I, the undersigned Secretary or Assistant Secretary of HTR, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of its incorporation.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                     ACTUAL SIGNATURES
      -----                   ---------                     -----------------

----------------------        ----------------------        -------------------

----------------------        ----------------------        -------------------

----------------------        ----------------------        -------------------

----------------------        ----------------------        -------------------

----------------------        ----------------------        -------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Sand Hill Capital, LLC ("Sand Hill"), by UOL Publishing, Inc. ("Borrower") pursuant to that certain Loan Agreement between Sand Hill and Borrower dated as of August 14, 1998, as amended from time to time (the "Loan Agreement").

      EXECUTE GUARANTY. To execute and deliver to Sand Hill the guaranty of the Corporation (the "Guaranty"), on Sand Hill's forms, and also to execute and deliver to Sand Hill one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

      GRANT SECURITY. To grant a security interest to Sand Hill in the Collateral, described in the Security Agreement, which security interest shall secure all of the Corporation's obligations under the Guaranty.

      FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Sand Hill may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Sand Hill. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on August __, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED TO AND ATTESTED BY:



                                        X
                                        ---------------------------------

================================================================================

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                          (Coopers & Associates, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between SAND HILL CAPITAL, LLC ("Sand Hill") and Coopers & Associates, Inc. ("Grantor").

                                    RECITALS

      Sand Hill and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Sand Hill a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Sand Hill a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Sand Hill may reasonably request from time to time to perfect or continue the perfection of Sand Hill's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Sand Hill under the Grantor Documents. Each right, power and remedy of Sand Hill provided for herein shall not preclude the simultaneous or later exercise by Sand Hill of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     Coopers & Associates, Inc.


8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          -----------------------------------

                                        Title:
                                              --------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Sand Hill:                   SAND HILL CAPITAL, LLC

3000 Sand Hill Road                     By:
Building 2, Suite 110                      -----------------------------------
Menlo Park, CA  94025
Attn:  Daniel Corry                     Title:
                                              --------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   -------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   -------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   -------------




                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   (HTR, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between SAND HILL CAPITAL, LLC ("Sand Hill") and HTR, Inc. ("Grantor").

                                    RECITALS

      Sand Hill and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Sand Hill a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Sand Hill a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Sand Hill may reasonably request from time to time to perfect or continue the perfection of Sand Hill's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Sand Hill under the Grantor Documents. Each right, power and remedy of Sand Hill provided for herein shall not preclude the simultaneous or later exercise by Sand Hill of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     HTR, Inc.


8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          ------------------------------------

                                        Title:
                                              --------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Sand Hill:                   SAND HILL CAPITAL, LLC

3000 Sand Hill Road                     By:
Building 2, Suite 110                      -----------------------------------
Menlo Park, CA  94025
Attn:  Daniel Corry                     Title:
                                              --------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   ---------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   ---------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   ---------------




                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                              (Ivy Software, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between Sand Hill Capital, LLC ("Sand Hill") and Ivy Software, Inc. ("Grantor").

                                    RECITALS

      Sand Hill and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Sand Hill a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Sand Hill a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Sand Hill may reasonably request from time to time to perfect or continue the perfection of Sand Hill's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Sand Hill under the Grantor Documents. Each right, power and remedy of Sand Hill provided for herein shall not preclude the simultaneous or later exercise by Sand Hill of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     Ivy Software, Inc.


8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          ---------------------------------

                                        Title:
                                              ------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Sand Hill:                   SAND HILL CAPITAL, LLC


3000 Sand Hill Road                     By:
Building 2, Suite 110                      ---------------------------------
Menlo Park, CA  94025
Attn:  Daniel Corry                     Title:
                                              ------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                         Number            Date
-----------                                    --------------   ---------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                         Number            Date
-----------                                    --------------   ---------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    --------------   ---------------




                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between SAND HILL CAPITAL, LLC ("Sand Hill") and UOL PUBLISHING, INC.. ("Borrower").

                                    RECITALS

      Sand Hill and Borrower are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Borrower has granted to Sand Hill a security interest in all of Borrower's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Borrower agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Loan Agreement, Borrower grants to Sand Hill a security interest in all of Borrower's right, title and interest in Borrower's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits).

      Grantor shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Sand Hill may reasonably request from time to time to perfect or continue the perfection of Sand Hill's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Sand Hill under the Loan Agreement. Each right, power and remedy of Sand Hill provided for herein shall not preclude the simultaneous or later exercise by Sand Hill of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.


Address of Borrower:                    UOL PUBLISHING, INC.

8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          -----------------------------------

                                        Title:
                                              --------------------------------
Attn:  Joanne O'Rourke Hindman


Address of Sand Hill:                   SAND HILL CAPITAL, LLC


3000 Sand Hill Road                     By:
Building 2, Suite 110                      -----------------------------------
Menlo Park, CA  94025
Attn:  Daniel Corry                     Title:
                                              --------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                         Number            Date
-----------                                    ---------------  ----------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    ---------------  ----------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    ---------------  ----------------




                               SECURITY AGREEMENT
                                   (HTR, Inc.)

            This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Sand Hill Capital, LLC ("Sand Hill").

                                    RECITALS

            WHEREAS, Sand Hill proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan Agreement ('the "Loan Agreement") of even date herewith.

            WHEREAS, Debtor has requested Sand Hill to enter into the Loan Agreement, and expects to derive economic benefit from Sand Hill's doing so and dealing with Borrower in accordance with the Loan Agreement.

            WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets, subject in all cases to the terms of the Subordination Agreement between Sand Hill and Imperial Bank.

            NOW, THEREFORE, Debtor and Sand Hill agree as follows:

            1. Grant of Security Interest. Debtor hereby grants to Sand Hill a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

            2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

            3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

            4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

               (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, Loan Agreement, or other instrument or writing binding upon Debtor or to which Debtor is subject.

               (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on the attached schedule, including the security interest of Imperial Bank (the "Prior Security Interests").

               (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

            5. Debtor's Covenants. Debtor agrees and covenants as follows:

               (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by Sand Hills or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to Sand Hill or execute any financing statements covering any of the Collateral in favor of any person other than Sand Hill.

               (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

               (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If Sand Hill shall take possession of the Collateral, Sand Hill may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

               (d) Indemnification. Debtor shall indemnify Sand Hill against all losses, claims, demands and liabilities of any kind caused by the Collateral.

               (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as Sand Hill reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

               (f) Collection of Accounts. Until Sand Hill shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Sand Hill to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

               (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by Sand Hill, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as Sand Hill may reasonably request.

               (h) Assignments. If and when requested by Sand Hill, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to Sand Hill written assignment of all Accounts, instruments, documents and other evidence thereof.

               (i) Inspection of Debtor's Books. Debtor shall permit Sand Hill or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

               (j) Fees and Costs. Upon any Event of Default (as defined in
Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Sand Hill in the preservation, realization, enforcement or exercise of any Sand Hill's rights under this Security Agreement.

               (k) Out-of-Pocket Expenses of Sand Hill. Debtor will reimburse Sand Hill for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

            6. Events of Default. The occurrence of any Event of Default under the Loan Agreement , the failure of Guarantor to perform any obligation under the Guaranty or this Security Agreement, shall constitute an "Event of Default" under this Security Agreement.

            7. Remedies on Default. Upon the occurrence of an Event of Default, Sand Hill shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

               (a) Payment Under the Guaranty. Sand Hill may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to Sand Hill.

               (b) Possession of Collateral. Sand Hill may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Sand Hill).

               (c) Use, Operation and Sale of Collateral by Sand Hill. Sand Hill may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

            8. Payments after an Event of Default. All payments received and amounts realized by Sand Hill pursuant to Section 7, including all such payments and amounts received after Sand Hill has declared the entire unpaid principal and interest amount under the Guaranty to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by Sand Hill as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by Sand Hill in the following order of priority:

               (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by Sand Hill, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

               (b) second, to the payment to Sand Hill of the amount then owing on the Loan Agreement and in case the payments received and amounts realized by Sand Hill shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Loan Agreement and second to the payment of unpaid principal thereof; and

               (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

            9. Power of Attorney. Debtor hereby appoints Sand Hill, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by Sand Hill necessary or desirable in order to perfect the security interest of Sand Hill hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

            10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Sand Hill hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

            11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of Sand Hill and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

            12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which Sand Hill is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

            13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit
with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

            14. Governing Law; Consent to Jurisdiction;JURY WAIVER. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles. DEBTOR AND SAND HILL EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

            15. Enforcement; Counterparts. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument.

            16. JUDICIAL REFERENCE.

                (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

                (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

            IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


HTR, INC.                                        SAND HILL CAPITAL, LLC


By:                                              By:
   ------------------------------------             ------------------------------------

Name:                                            Name:
     ----------------------------------               ----------------------------------

Title:                                           Title:
      ---------------------------------                ---------------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                              TO SECURITY AGREEMENT

            All personal property of Debtor whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

            (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

            (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Sand Hill (herein referred to as "Sand Hill" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

            (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

            (d) all guarantees and other security therefor;

            (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

            (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

            (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                               SECURITY AGREEMENT
                              (Ivy Software, Inc.)

            This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Sand Hill Capital, LLC ("Sand Hill").

                                    RECITALS

            WHEREAS, Sand Hill proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan Agreement ('the "Loan Agreement") of even date herewith.

            WHEREAS, Debtor has requested Sand Hill to enter into the Loan Agreement, and expects to derive economic benefit from Sand Hill's doing so and dealing with Borrower in accordance with the Loan Agreement.

            WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets, subject in all cases to the terms of the Subordination Agreement between Sand Hill and Imperial Bank.

            NOW, THEREFORE, Debtor and Sand Hill agree as follows:

            1. Grant of Security Interest. Debtor hereby grants to Sand Hill a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

            2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

            3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

            4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

               (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, Loan Agreement, or other instrument or writing binding upon Debtor or to which Debtor is subject.

               (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on the attached schedule, including the security interest of Imperial Bank (the "Prior Security Interests").

               (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

            5. Debtor's Covenants. Debtor agrees and covenants as follows:

               (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by Sand Hills or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to Sand Hill or execute any financing statements covering any of the Collateral in favor of any person other than Sand Hill.

               (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

               (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If Sand Hill shall take possession of the Collateral, Sand Hill may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

               (d) Indemnification. Debtor shall indemnify Sand Hill against all losses, claims, demands and liabilities of any kind caused by the Collateral.

               (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as Sand Hill reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

               (f) Collection of Accounts. Until Sand Hill shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Sand Hill to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

               (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by Sand Hill, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as Sand Hill may reasonably request.

               (h) Assignments. If and when requested by Sand Hill, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to Sand Hill written assignment of all Accounts, instruments, documents and other evidence thereof.

               (i) Inspection of Debtor's Books. Debtor shall permit Sand Hill or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

               (j) Fees and Costs. Upon any Event of Default (as defined in
Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Sand Hill in the preservation, realization, enforcement or exercise of any Sand Hill's rights under this Security Agreement.

               (k) Out-of-Pocket Expenses of Sand Hill. Debtor will reimburse Sand Hill for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

            6. Events of Default. The occurrence of any Event of Default under the Loan Agreement , the failure of Guarantor to perform any obligation under the Guaranty or this Security Agreement, shall constitute an "Event of Default" under this Security Agreement.

            7. Remedies on Default. Upon the occurrence of an Event of Default, Sand Hill shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

               (a) Payment Under the Guaranty. Sand Hill may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to Sand Hill.

               (b) Possession of Collateral. Sand Hill may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Sand Hill).

               (c) Use, Operation and Sale of Collateral by Sand Hill. Sand Hill may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

            8. Payments after an Event of Default. All payments received and amounts realized by Sand Hill pursuant to Section 7, including all such payments and amounts received after Sand Hill has declared the entire unpaid principal and interest amount under the Guaranty to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by Sand Hill as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by Sand Hill in the following order of priority:

               (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by Sand Hill, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

               (b) second, to the payment to Sand Hill of the amount then owing on the Loan Agreement and in case the payments received and amounts realized by Sand Hill shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Loan Agreement and second to the payment of unpaid principal thereof; and

               (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

            9. Power of Attorney. Debtor hereby appoints Sand Hill, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by Sand Hill necessary or desirable in order to perfect the security interest of Sand Hill hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

            10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Sand Hill hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

            11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of Sand Hill and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

            12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which Sand Hill is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

            13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit
with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

            14. Governing Law; Consent to Jurisdiction;JURY WAIVER. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles. DEBTOR AND SAND HILL EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

            15. Enforcement; Counterparts. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument.

            16. JUDICIAL REFERENCE.

                (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

                (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

            IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


IVY SOFTWARE, INC.                               SAND HILL CAPITAL, LLC


By:                                              By:
   ------------------------------------             ------------------------------------

Name:                                            Name:
     ----------------------------------               ----------------------------------

Title:                                           Title:
      ---------------------------------                ---------------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                              TO SECURITY AGREEMENT

            All personal property of Debtor whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

            (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

            (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Sand Hill (herein referred to as "Sand Hill" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

            (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

            (d) all guarantees and other security therefor;

            (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

            (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

            (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.